UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 22, 2009

GREENHILL & CO., INC.
(Exact name of registrant as specified in its charter)
Commission file number 001-32147

Delaware (State or other jurisdiction of incorporation or organization)	51-0500737 (I.R.S. Employer Identification No.)

300 Park Avenue, 23rd floor
New York, New York 10022	10022
(Address of principal executive offices)	(ZIP Code)
Registrant’s telephone number, including area code: (212) 389-1500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2. Financial Information.
     Item 2.02. Results of Operations and Financial Condition.
     Attached hereto as Exhibit 99.1 and incorporated by reference is a copy of the press release, dated October 22, 2009, issued by Greenhill & Co., Inc. announcing its financial results for the fiscal quarter ended September 30, 2009.
Section 9. Financial Statements and Exhibits
     Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits. The following exhibit is being furnished as part of this Report.

Exhibit
Number	Description

99.1	Press Release of Greenhill & Co., Inc. dated October 22, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

Greenhill & Co., Inc.

Date: October 22, 2009	By:	/s/ Richard J. Lieb Name: Richard J. Lieb
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release of Greenhill & Co., Inc. dated October 22, 2009.

E-1